SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2012

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE

ALLEN, TX 75013

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )

N/A

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On September 19, 2012, the Company’s subsidiary Priority Fulfillment Services, Inc. and Comerica Bank entered into an amendment of Priority Fulfillment Services’ First Amended and Restated Loan and Security Agreement to extend the maturity date through March 31, 2014.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment which is filed herewith and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

10.1.	Thirteenth Amendment to First Amended and Restated Loan and Security Agreement dated September 19, 2012 between Priority Fulfillment Services, Inc. and Comerica Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: September 20, 2012	By:	/s/ Thomas J. Madden

Thomas J. Madden Executive Vice President and Chief Financial Officer